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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                      FORM 8-K/A

                                    CURRENT REPORT


        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (Date of earliest event reported):      OCTOBER 30, 1998



                                 KANEB SERVICES, INC.
                  (Exact name of registrant as specified in charter)



        DELAWARE                    001-05083               74-1191271
(State of Organization)       (Commission File No.)      (I.R.S. Employer
                                                         Identification No.)



   2435 NORTH CENTRAL EXPRESSWAY
         RICHARDSON, TEXAS                                    75080
(Address of Principal Executive Offices)                    (Zip Code)


         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (972) 699-4000

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     The Registrant is a Delaware corporation of which Kaneb Pipe Line Company, a Delaware corporation ("KPL") is a wholly owned subsidiary. KPL serves as the general partner of Kaneb Pipe Line Partners, L.P., a Delaware limited partnership ("KPP"). The Registrant's Current Report on Form 8-K dated October 30, 1998 (the "Initial 8-K"), is amended to add the following additional information.

     By letter dated November 30, 1998, KPMG Peat Marwick LLP ("KPMG Peat Marwick") accepted the engagement to audit the consolidated financial statements of the Registrant and of KPP for the year ending December 31, 1998.

     Subsequent to the filing of the Initial 8-K, the Registrant had discussions with the Staff of the Securities and Exchange Commission regarding the accounting issue discussed in the Initial 8-K. After discussions with members of the Staff, the Registrant has determined that the most appropriate accounting method is to defer any adjustment of the differential in the carrying value of its units of limited partnership interests in KPP until such time that such investment is disposed of by the Registrant. The resolution of the issue had no material effect on the Registrant's consolidated financial statements.


                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   KANEB SERVICES, INC.



                                   By:       MICHAEL R. BAKKE
                                        Michael R. Bakke, Controller


                                        KSI-1